Creating an Unrivaled Golf and Entertainment Business October 2020 Exhibit 99.2

Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “may,” “should,” “will,” “could,” “would,” “anticipate,” “plan,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made and are not guarantees of future performance. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Callaway and Topgolf, including the anticipated operations, financial position, liquidity, performance, prospects or growth and scale opportunities of Callaway, Topgolf or the combined company, the strategies, prospects, plans, expectations or objectives of management of Callaway or Topgolf for future operations of the combined company, any statements regarding the approval and closing of the merger, including the need for stockholder approval and the satisfaction of closing conditions, and statements of belief and any statement of assumptions underlying any of the foregoing. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: risks and uncertainties related to our pending merger with Topgolf, including the failure to obtain, or delays in obtaining, required regulatory approval, the risk that such approval may result in the imposition of conditions that could adversely affect Callaway or the expected benefits of the proposed transaction, any termination fee that may be payable by Callaway pursuant to the terms of the merger agreement, or the failure to satisfy any of the closing conditions to the proposed transaction on a timely basis or at all; costs, expenses or difficulties related to the merger with Topgolf, including the integration of the Topgolf business; failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; the potential impact of the announcement, pendency or consummation of the proposed transaction on relationships with Callaway’s and/or Topgolf’s employees, customers, suppliers and other business partners; the risk of litigation or regulatory actions to Callaway and/or Topgolf; inability to retain key personnel; changes in legislation or government regulations affecting Callaway and/or Topgolf; uncertainty of the duration, scope and impact of COVID-19; a further spread or worsening of COVID-19; any further regulatory actions taken in response to COVID-19, including the future shutdown of or restrictions on Callaway’s or Topgolf’s retail locations, venues, distribution centers, manufacturing plants or other facilities; the effectiveness of Callaway’s or Topgolf’s protective gear, social distancing guidelines, and other preventive or safety measures; disruptions to business operations of Callaway and Topgolf as a result of COVID-19, including disruptions to business operations from travel restrictions, government-mandated or voluntary shut-down orders or quarantines, or voluntary “social distancing” that affects employees, customers and suppliers; continued growth, momentum and opportunities in the golf industry; production delays, closures of manufacturing facilities, retail locations, warehouses and supply and distribution chains; staffing shortages as a result of remote working requirements or otherwise; uncertainty regarding global economic conditions, particularly the uncertainty related to the duration and impact of the COVID-19 pandemic, and related decreases in customer demand and spending; and economic, financial, social or political conditions that could adversely affect Callaway, Topgolf or the proposed transaction. The foregoing list is not exhaustive. For additional information concerning these and other risks and uncertainties that could affect these statements, the golf industry, and Callaway’s business, see Callaway’s Annual Report on Form 10-K for the year ended December 31, 2019 as well as other risks and uncertainties detailed from time to time in Callaway’s reports on Forms 10-Q and 8-K subsequently filed with the SEC, including the proxy statement/prospectus/consent solicitation that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Callaway undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Additional Information and Where You Can Find It Callaway Golf Company will file with the SEC a registration statement on Form S-4, which will include the proxy statement of Callaway Golf Company that also constitutes a prospectus of Callaway Golf Company and a consent solicitation statement of Topgolf International, Inc. (the “proxy statement/prospectus/consent solicitation”). INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS/ CONSENT SOLICITATION, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALLAWAY GOLF COMPANY, TOPGOLF INTERNATIONAL, INC., THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus/consent solicitation and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus/consent solicitation and other documents filed with the SEC on Callaway’s website at https://www.callawaygolf.com (for documents filed with the SEC by Callaway). No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Callaway, Topgolf, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Callaway in connection with the proposed transaction. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Callaway and Topgolf, respectively, in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus/consent solicitation when it is filed with the SEC. Information regarding Callaway’s directors and executive officers is contained in Callaway’s Annual Report on Form 10-K for the year ended December 31, 2019 and its Revised Definitive Proxy Statement on Schedule 14A, dated March 27, 2020, which are filed with the SEC and can be obtained free of charge from the sources indicated above. DISCLAIMER

TRANSACTION SUMMARY 3 Management and Governance Structure and Ownership Timing and Approvals Chip Brewer to remain President and Chief Executive Officer of combined company; Dolf Berle to remain as CEO of Topgolf through a transition period following the close of the transaction, at which time he intends to step down to pursue other leadership opportunities Topgolf maintains Dallas headquarters Three Topgolf appointees to join Board of Directors of combined company John Lundgren to remain as Chairman of the combined company; Erik Anderson to serve as Vice Chairman of the combined company Callaway will issue approximately 90 million shares of its common stock to the shareholders of Topgolf, excluding Callaway, which currently holds approximately 14% of Topgolf’s outstanding shares for 86% of the fully diluted equity of Topgolf Callaway shareholders will own approximately 51.5% and Topgolf shareholders (excl. Callaway) will own approximately 48.5% of the combined company on a fully diluted basis Providence Equity Partners, WestRiver Group and Dundon Capital Partners to become significant shareholders in combined company Subject to approval of the shareholders of both Callaway and Topgolf, as well as other customary closing conditions, including required regulatory approval Expected to close in early 2021, subject to satisfaction of these conditions

CREATING AN UNRIVALED GOLF AND ENTERTAINMENT BUSINESS New type of leader in golf and entertainment High-growth platform with ample liquidity Reach to entire $80B growing golf industry Coveted brands with momentum Leading technology and innovation $3.2B 2022 Est. Revenue $360M 2022 Est. Adjusted EBITDAS In front of golf and active outdoor consumer trends

COMPELLING POTENTIAL FOR SHAREHOLDER VALUE CREATION ($ in millions) 2019 Pro Forma 2022E Longer Term Revenue $2,761 $3,200 ~10% Adj. EBITDAS $270 $360 Mid-t0-High Teens Combined Company Has Clear Line of Sight to Generating More Than $1B of Adj. EBITDAS

HIGHLY COMPLEMENTARY BUSINESSES Compelling Position with Growing Consumer Preferences for Active, Outdoor Experiences Retail Digital E-Commerce Venues Esports Courses Partnerships Connection to millions of golf and active lifestyle consumers Global reach across channels Family of in-demand brands Highly Complementary Businesses Growth capital and brand / consumer synergies Cost savings via operational efficiencies such as sourcing of clubs and balls, back office, public company costs, etc. Toptracer Range expansion – in U.S. and Internationally - fueled by Callaway’s existing partnerships and reach Existing global operations to bolster Topgolf international venue expansion Advertising and cross-promotions using Callaway products customer lists and media platforms to drive traffic to Venues Strong financial growth and consumer / brand synergies Expanded consumer visibility and engagement across family of brands, particularly with first-time golfers A competitive advantage in access to the largest source of new golfers Platform for consumer engagement through best-in-class digital infrastructure Incremental opportunities to sell or promote all Callaway, equipment and apparel at venues

REACH TO ALL GOLF CONSUMERS

Unparalleled consumer reach across $80B+ global golf industry[1]

- The #1 Driver on major worldwide tours
- #1 Putter on Tour
- 100's of Sponsored Athletes across global tours

- Beginning and returning golfers up ~20% in Q2 vs. prior years[3]
- 80% of Toptracer Ranges participated in first-ever global digital competition



Elite Touring Professionals
Avid Amateurs
Digital connectivity across all levels
Occasional Participants
New and Aspiring Entrants

- #1 brand rating by avid golfers since summer 2017[2]
- #1 or #2 hard goods market share in US, Japan, and Europe

- Appeal to youth via games and social atmosphere
- 51% of Topgolf guests identify as non-golfers
- 75% of non-golfers who visited Topgolf said they're now interested in playing on a course[4]

[1] *Golf Datatech industry report published September 21, 2020*
[2] *Golf Datatech GPAU Study, 2017-2020*
[3] *National Golf Foundation, COVID-19 Update*
[4] *National Golf Foundation survey conducted for Topgolf*

7

CALLAWAY: THE GLOBAL LEADER IN PREMIUM GOLF EQUIPMENT AND ACTIVE LIFESTYLE SOFT GOODS Proven ability to deliver innovation, generate growth and capture efficiencies Five-year TSR: 187%; Three-year TSR1: 85% Operating Profit: 54% 3-year CAGR (Pro Forma, 2016-2019) Innovative breakthroughs capturing first mover advantage of Artificial Intelligence in design Track record of successful investment in brand building, manufacturing, distribution, and marketing The market leader in highly attractive worldwide golf market #1 #2 ranked club company ranked ball company Significant active lifestyle soft goods portfolio with scaled e-commerce platform Realizing financial benefits of significant investment in e-commerce capabilities including 108% apparel segment e-commerce growth in Q3 On track to realize $15M in cost synergies; investing for global revenue synergies Highly compelling brands, with broad reach to consumers and sustained momentum 7 Consecutive years Callaway has exceeded overall golf market growth 1 Five-year period from 12/31/2014 - 12/31/2019; three-year period from 12/31/2016 - 12/31/2019

TOPGOLF: THE CATEGORY DEFINING TECH-ENABLED GOLF ENTERTAINMENT BUSINESS Proven early stage businesses realizing rapid growth with long-term potential 450 Potential for new venue expansion (domestic and international) 23M Venue visits in 2019 140+ Televised golf tournaments in 2019 that featured Toptracer 1% Penetration in Toptracer Range addressable market VENUES TOPTRACER RANGE MEDIA World Golf Tour members as of 2019 28M Total fan touchpoints 90+M Cutting-edge entertainment facilities with attractive economics and expansion capabilities Transforming the traditional driving range experience and televised golf through a capital light, high margin model Facilitate engagement across the Topgolf ecosystem through games and sponsorships

VENUES OVERVIEW Topgolf venues introduce millions of guests to the brand, culture and technology each year What defines Topgolf venues? Social destinations for all Immersive gameplay Amplified technology High-quality food & beverage Our mission: connect people in meaningful ways through experiences we create, the innovation we champion and the good we do

VENUES OVERVIEW 58 23 U.S. venues in three format sizes million venue visits in 2019 5 International venues1 Large venue 100+ bays 45 locations 100% of U.S. venues have fully reopened as of 9/7 and recently operating at 80-85% of 2019 same venue sales 1 Three owned-venues, two franchised venues Medium venue 70-100 bays 13 locations Small venue 30-60 bays 5 locations

VENUES GENERATING ATTRACTIVE ECONOMICS

Target Avg. Venue Revenue[1]	**$17 M**
Target Avg. Venue Level Adj. EBITDAS[2]	**$5 M**
Average Construction Cost per Venue[3]	**$10-40 M**
Target Average Cash on Cash Returns	**~50%**


US Venue Revenue Breakdown (2019)
29%
33%
4%
34%
Gameplay
Food and Beverage
Events
Other

1-2 Near- to medium-term blended average across Large, Medium and Small venues
3 Topgolf seeks to finance underlying land and 75% of construction costs on the majority of its venues through third-party developer or real estate financing companies

12

SIGNIFICANT VENUE GROWTH OPPORTUNITIES

Innovation in multiple size formats

- Continued innovation across different venue sizes has expanded addressable market
- Proven success in all size formats and regions
- Identified opportunity of 200 venues domestically

Franchise model for international expansion

- $1.1M in target revenue per franchised venue
- 2 international franchised venues open with strong pipeline of contracts with existing partners
- 3 owned and operated venues in the UK
- Identified opportunity of 250 venues internationally

$900+ M venue-level Adj. EBITDAS opportunity[1]



10 target new U.S. venues per year starting in 2022

33 under construction, contracted or LOI

10+ years of domestic venue growth opportunity

2% of international addressable market penetration

[1] *Excludes overhead and opening cost*

13

TOPTRACER RANGE OVERVIEW Puts ball flight and shot stats on screen and to your device …as Topgolf brings a leading ball-tracking technology to your driving range and onto your phone/tablet Highly visible broadcast partnerships expand range technology opportunity and grow brand… 7,500 active Toptracer Range bays worldwide with typical contracts 3-5 years in length Worldwide connected gamification creates multiple opportunities. 80% participation in first worldwide tournament last year. Proven Compelling Experience Rapid Worldwide Growth Exciting Connected Screen Potential

TOPTRACER ECONOMICS AND GROWTH OPPORTUNITIES



Annual Target Revenue per Bay	**$2,000**
Annual Target Cash Adj. EBITDAS per Bay	**$1,500**
Target Average Cash on Cash Returns	**50%**

Est. Bay Installs in '20	*Potential Total WW Bays*	*Targeted New Bays per Year*
>3,500	+650k	8,000+

$200+ M unit-level Cash Adj. EBITDAS opportunity[1]

- 7,500 active bays worldwide
- Attractive recurring revenue potential with limited upfront investment
- Callaway expertise and network present compelling opportunity to accelerate Toptracer growth globally
- Highly visible brand presence featured in over 140 golf tournament broadcasts globally, reaching an estimated 500+ M viewers annually[2]
- Strong upside for independent range owners – many licensees have reported 25-60% revenue increases
- Continued momentum expected to accelerate globally and contribute meaningful EBITDAS
- Ability to deliver connected digital experiences from games to lessons and more

[1] Assumes 23% market share of worldwide addressable market of 650,000 bays
[2] 2019 Estimate

15

Well positioned to capture the US market Business model perfect for highly competitive market 2 Strong partnerships with high profile leagues 1 Data driven marketing products for player acquisition Ideally suited to capture expected significant sportsbook marketing spend Genius already establishing itself as leader in this market 3 Revenue share model and B2B relationships provide upside 3 / / Live Application submitted IN WV CO IL MI OR AR NJ MS PA NY IA Proactive US state license strategy 4 Out of a possible 19 states, Genius is live in 10, has submitted applications for 2, and has begun the pre-application process for the remaining 7

TOPGOLF FINANCIAL PROFILE AND GROWTH HISTORY 30% CAGR Revenue Growth 2017 -2019 Venues: 29% Toptracer Range: 233% 2019 Adjusted EBITDAS impacted by investment in growth infrastructure to achieve long-term earnings potential 2019 Adjusted EBITDAS unfavorably impacted by $18M due to the adoption of the new lease accounting standards 1,060 862 630

BRANDS WELL POSITIONED IN CURRENT ENVIRONMENT


11 FT.
Socially Distanced Hitting Bay
Play Safely
8'x5'
11 Feet
GAME SCREENS DISINFECTED
GOLF CLUBS DISINFECTED
TOUCHLESS MENUS
SIX GUESTS

Structurally advantaged to benefit from consumer preferences for outdoor, open-air activities

Golf is the socially distanced game

- U.S. golf rounds played for September 2020 increased 25.5% compared to September 2019; September 2020 YTD rounds increased 8.7% vs same period last year despite early year shutdown[1]
- Significant momentum in U.S. Club sales, including record third-quarter sales exceeding $1 billion, up 42% over same period of 2019[2]
- Number of beginning and returning golfers during Q2 2020 ~20% higher than recent years

Topgolf venues are proving resilient

- Safely reopened all venues by 9/7, with dividers between bays and full-bay cleaning between groups leaving positive impression on guests
- Rapid return to venues with Q3 same venue revenue performance 76% vs. 2019 and recent trends at 80-85%
- 77% of customers indicate Topgolf will play the same or a bigger role in their lives post-COVID[3]

[1] National Golf Foundation/Golf Datatech Report Published October 23, 2020
[2] Golf Datatech industry report published October 21, 2020
[3] Third-party research conducted for Topgolf

18

CALLAWAY ON-TRACK FOR RECORD Q3

- Callaway set to deliver best third-quarter in company history
- Golf equipment segment continues to exceed expectations over the last few months
- Faster than expected recovery in softgoods led by outperformance in e-commerce
- Transition to consolidated distribution center complete – now supporting all brands
- Field inventories for golf equipment near historic lows

($ in millions, except EPS)	2020 Q3 Estimate	
Net Sales	~$476M	+12% YOY
Non-GAAP EPS*	~$0.60	+67% YOY
Adjusted EBITDAS**	~$87M	+53% YOY

**Non-GAAP EPS excludes amortization expense of intangible assets from the acquisitions of OGIO, TravisMathew and Jack Wolfskin, the non-cash amortization of the debt discount on the convertible notes issued in May 2020, the non-recurring costs, including costs associated with the Company's transition to its new North America Distribution Center, the implementation of new IT systems for Jack Wolfskin, as well as severance related to the Company's cost reduction initiatives.*
** *Adjusted EBITDAS represents earnings before Interest, Taxes, Depreciation and Amortization Expense, Stock Compensation Expense, and other non-recurring and non-cash charges*

19

WELL-POSITIONED TO FUND FUTURE GROWTH Ample liquidity to accelerate momentum More than $630M of cash and available facilities as of Q3, nearly $300M higher than same period of 2019 Significant projected excess capital provides cushion well above need Callaway investments near-complete, clear focus on Topgolf growth initiatives Callaway investment in ball manufacturing, distribution centers and soft goods infrastructure now substantially complete Strong cash generation to fund Topgolf domestic venue expansion Toptracer Range and Media continue to be high-growth, capital-light business lines requiring minimal investment contribution Capable of delivering on growth plans while paying down debt Funded leverage of approximately 3.6x in 2022, with opportunities to de-lever from there By 2024, Topgolf is self funding and cash flow positive Strong ability to finance growth initiatives while efficiently paying down debt

AN UNRIVALED GOLF AND ENTERTAINMENT BUSINESS Highly complementary businesses well-positioned to accelerate growth across the platform Broad reach and significant consumer overlap enhances value for both businesses Multiple high-growth opportunities in early stages with more then 10 years of planned growth Ample liquidity and cash generation to fund future growth Coveted brands benefiting from consumer preferences Combined Company Has Clear Line of Sight to Generating More Than $1B of Adj. EBITDAS

APPENDIX

DISCLAIMER Regulation G In order to assist you with period-over-period comparisons on a consistent and comparable basis, today’s presentation includes certain non-GAAP information. This information excludes non-cash purchase accounting adjustments associated with the acquisition of OGIO and TravisMathew in 2017 and Jack Wolfskin in January 2019, non-recurring transaction and transition costs associated with the Jack Wolfskin acquisition, the non-cash amortization of the debt discount on the convertible notes issued in May 2020 and non-recurring advisory fees. This non-GAAP information may include non-GAAP financial measures within the meaning of Regulation G. These non-GAAP measures should not be considered as a substitute for any measure derived in accordance with GAAP. The non-GAAP information may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management uses such non-GAAP information for financial and operational decision-making purposes and as a means to evaluate period-over-period comparisons and in forecasting the Company’s business going forward. Management believes that the presentation of such non-GAAP information, when considered in conjunction with the most directly comparable GAAP information, provides additional useful comparative information for investors in their assessment of the underlying performance of the Company’s business without regard to these items. The Company has provided reconciliations of such non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. The reconciliations are included in this presentation or in the schedules to the Company’s October 27, 2020 press release, which is available on the Investor Relations section of the Company’s website located at http://ir.callawaygolf.com/.   Preliminary Financial Estimates   The preliminary estimates presented above are the responsibility of management and have been prepared in good faith on a consistent basis with prior periods. However, the Company has not completed its financial closing procedures for the three months ended September 30, 2020, and its actual results could vary materially from these preliminary estimates. In addition, the Company's independent registered public accounting firm has not audited this information or completed its quarterly review procedures for the quarter ended September 30, 2020 and does not express an opinion or any other form of assurance with respect to these preliminary estimates or their achievability. During the course of the preparation of the Company's consolidated financial statements and related notes as of and for the three months ended September 30, 2020, the Company and its auditors may identify items that would require the Company to make material adjustments to the preliminary estimates presented above. As a result, investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not provided. These preliminary estimates should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. In addition, these preliminary estimates are not necessarily indicative of the results to be achieved in any future period. Investors are cautioned not to place undue reliance on such preliminary estimates.

APPENDIX: UNIT ECONOMICS OF TOPGOLF LONG TERM OPPORTUNITY

	Domestic Venues	Toptracer Range	International Venues	Media	Total
Identified path to:	200 venues	152,500 bays[1]	250 venues	~2 Game Potential; $1.50 sponsorships revenue / visit	
Unit-level Revenue[2]	$6-24M	$2,000 / Bay	$1.1M / Venue	N/A	
Total Revenue	$3,000M	$305M	$275M	$240M	$3,820M
Adjusted EBITDAS per Unit[3]	$3.5M	$1,500 / Bay[5]	$0.9M	N/A	
Business Unit Adjusted EBITDAS[4]	$700M	$230M	$225M	$110M	$1,265M

[1] Assumes 23% market share of worldwide addressable market of 650,000 bays
[2] For venues: assumes higher mix of Small venues in outer years of growth opportunities
[3] EBITDAS. The Company provides information about its results excluding interest, taxes, depreciation and amortization expense, and non-cash stock compensation expense. Additionally, EBITDAS excludes these same line items from forecasted net income. A long-term forecast of each of these line items is not available without unreasonable efforts due to the variability of these items and the inability to predict them with certainty. Accordingly, we have not provided a further reconciliation of EBITDAS to GAAP net income.
[4] Excludes overhead and opening cost
[5] Cash EBITDAS

24

APPENDIX: 2022 EBITDA SUPPLEMENT AND NON-GAAP RECONCILIATION

Combined Company

Supplemental Financial Information and Non-GAAP Reconciliation

(Unaudited)

	Twelve months ended December 31, 2019			Twelve months ended December 31, 2022
	Callaway Golf	**Topgolf**	**Combined**	**Combined**
Revenue	$1,701.1	$1,059.9	$2,761.0	$3,202.6
Gross Margin	766.8	916.0	1,682.8	2,094.9
% of Sales	*45.1%*	*86.4%*	*60.9%*	*65.4%*
Opex	634.1	990.2	1,624.3	1,948.8
% of Sales	*37.3%*	*93.4%*	*58.8%*	*60.9%*
Other Income (expense)	(36.9)	(40.9)	(77.8)	(127.3)
Income Tax Provision (benefit)	16.5	(0.2)	16.3	26.0
Net Income (Loss)	$79.4	$(114.9)	$(35.5)	$(7.2)
Interest Expense, net	38.5	40.9	79.4	127.3
Income Tax Expense (benefit)	16.5	(0.2)	16.3	26.0
Depreciation and Amortization	35.0	98.0	133.0	180.3
Non-cash Stock Comp	12.9	7.1	20.0	22.9
Non-cash Rent	0.4	16.9	17.2	10.7
Non-recurring costs and non-cash charges, before taxes [1]	28.0	11.3	39.3	0.0
Adjusted EBITDAS	$210.7	$59.2	$269.9	$360.0

[1] Callaway Golf charges include: Non-recurring transaction and transition costs associated with the acquisition of Jack Wolfskin, including banker's fees, legal fees, consulting and travel expenses, audit fees and valuations services, as well as non-cash charges related to the valuation of acquired inventory, in addition to other non-recurring advisory fees. Topgolf charges include: Venue closure costs, a regulatory settlement reserve, the remeasurement of a contingent earnout obligation, and the remeasurement of a stock-warrant liability.

Note: The Company is providing information about its long-term forecasted results subsequent to December 31, 2022, excluding interest, taxes, depreciation and amortization expense, and non-cash stock compensation expense. A long-term forecast of each of these line items is not available without unreasonable efforts due to the variability of these items and the inability to predict them with certainty. Accordingly, we have not provided a further reconciliation for long-term forecasted Adjusted EBITDAS to GAAP net income.

25

APPENDIX: COMBINED COMPANY DEBT COMMENTARY Projected as of December 31, 2020 2022 Topgolf Callaway Total Topgolf Callaway Total Net Debt Summary: RCF/ABL 160 38 198 160 142 302 TLB 344 442 786 337 432 769 Convert 0 259 259 0 259 259 Other 51 49 100 47 25 72 Deemed Landlord Financing 152 0 152 475 0 475 Total Gross Debt 707 788 1,495 1,019 858 1,877 Cash 141 178 319 30 70 100 Total Net Debt 566 610 1,176 989 788 1,777 Deemed Landlord Financing 152 0 152 475 0 475 Total Net Funded Debt 414 610 1,024 514 788 1,302 Projected as of December 31, 2020 2022 Callaway Topgolf Total Callaway Topgolf Total Net Debt Summary: RCF/ABL 38 160 198 148 160 308 TLB 442 344 786 432 337 769 Convert 259 0 259 259 0 259 Other 49 51 100 25 47 72 Deemed Landlord Financing 0 152 152 0 475 475 Total Gross Debt 788 707 1,495 864 1,019 1,883 Cash 164 152 316 70 30 100 Total Net Debt 624 555 1,179 794 989 1,783 Deemed Landlord Financing 0 152 152 0 475 475 Total Net Funded Debt 624 403 1,027 794 514 1,308

GAAP RECONCILIATION

CALLAWAY GOLF COMPANY
Supplemental Financial Information and Non-GAAP Reconciliation
(Unaudited)
(In millions)

	Three Months Ended September 30,								
	2020					2019			
	GAAP	Non-Cash Intangible Amortization(1)	Non-Cash Amortization of Discount on Convertible Notes(2)	Other Non-Recurring Charges(3)	Non-GAAP	GAAP	Non-Cash Intangible Amortization(1)	Acquisition & Other Non-Recurring Expenses(4)	Non-GAAP
Diluted earnings (loss) per share:	$ 0.54	$ (0.01)	$ (0.02)	$ (0.03)	$ 0.60	$ 0.32	$ (0.01)	$ (0.03)	$ 0.36

(1) Represents amortization expense of intangible assets from the acquisitions of OGIO, TravisMathew and Jack Wolfskin.
(2) Represents the non-cash amortization of the debt discount on the convertible notes issued in May 2020.
(3) Represents non-recurring costs associated with the Company's transition to its new North America Distribution Center, implementation of new IT systems for Jack Wolfskin, and $0.7 million of severance related to the Company's cost reduction initiatives.
(4) Represents certain non-recurring costs, including costs associated with the acquisition of Jack Wolfskin.

27

CALLAWAY EBITDAS RECONCILIATION                                   CALLAWAY GOLF COMPANY Non-GAAP Reconciliation and Supplemental Financial Information (Unaudited) (In millions) 1 In 2020, amounts represent certain non-recurring costs, including costs associated with the Company's transition to its new North America Distribution Center and the implementation of new IT systems for Jack Wolfskin, as well as $0.7 million of severance related to the Company's cost reduction initiatives. In 2019, amounts represent certain non-recurring transition costs associated with the acquisition of Jack Wolfskin, including consulting costs, audit fees and travel expenses, in addition to other non-recurring advisory fees.Adjusted EBITDASQuarter EndedSeptember 30,September 30,20202019Net income$52$31Interest expense, net1310Income tax provision52Depreciation and amortization expense108Non-cash stock compensation expense33EBITDAS$84$54Non-recurring and non-cash charges, before taxes(1)33Adjusted EBITDAS$87$57

TOPGOLF EBITDAS RECONCILIATION 1 Charges include: Venue closure costs, the remeasurement of a contingent earnout obligation, non-recurring consulting and legal expenses, and the remeasurement of a stock-warrant liability. TOPGOLF INTERNATIONAL, INC Supplemental Financial Information and Non-GAAP Reconciliation (Unaudited) (in thousands) 13 Weeks Ended 39 Weeks Ended September 27, 2020 Revenue $,215,878 $,485,508 Net Loss $,-37,480 $-,278,635 Income tax expense (benefit) -,173 948 Interest expense, net 13,165 37,774 Depreciation and amortization expense 28,292 82,251 Non-cash stock compensation 2,155 5,799 Non-cash rent 2,469 9,338 Impairment of long-lived assets 0 62,555 Other non-recurring costs and non-cash charges, before taxes1 8,783 15,286 Adjusted EBITDAS $17,211 $,-64,684 (1) Charges include: Venue closure costs, the remeasurement of a contingent earnout obligation, non-recurring consulting and legal expenses, and the remeasurement of a stock-warrant liability.